1 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Company Overview May 16, 2017 Conference

2 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Disclaimer Statement Regarding Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words ―believes,‖ ―plans,‖ ―intends,‖ ―targets,‖ ―will,‖ ―expects,‖ ―suggests,‖ ―anticipates,‖ ―outlook,‖ ―continues,‖ or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the cost and availability of raw materials and energy; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's funded and unfunded pension obligations; its legal and environmental proceedings; uncertainties related to Grace’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; costs of compliance with environmental regulation; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms In this presentation, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described in the Appendix. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the Appendix, Grace has provided reconciliations of these non- GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully.

3 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Global Public Company Built on talent, technology, and trust, Grace is a leading global supplier of specialty chemicals. Our two industry-leading business segments —Catalysts Technologies and Materials Technologies—provide innovative products, technologies, and services that enhance the products and processes of our customer partners around the world.  3,700 employees in 30 countries  Customers in 60 countries  New York Stock Exchange (GRA)  Holding more than 800 active U.S. patents  23 acquisitions since 2003  Headquarters in Columbia, Maryland  Founded in 1854 Welcome

Strong Financial Performance; Seasoned Leaders

GRACE

A $2 Billion Technology Leader

Catalysts Technologies


SC
28%
Total
$1.6b[1]
FCC 47%
25% ART

78% Sales[1]

Materials Technologies


Chemical
Process
33%
Other
8%
Total
$0.4b
28%
Consumer/
Pharma
Coatings
31%

22% Sales[1]

Market Leading Positions

- #1 in FCC catalysts
- #1 in resid hydroprocessing catalysts
- #2 in hydrocracking catalysts
- #1 in polyolefin catalysts
- #2 in polypropylene catalysts and process technology licensing
- #1 in specialty silica gel, pioneer in multiple segments

[1] Sales based on FY2016; Catalysts Technologies includes unconsolidated ART joint venture
FCC = Fluid Catalytic Cracking, SC = Specialty Catalysts, ART = Advanced Refining Technologies
FCC and ART together are referred to as Refining Technologies








Fred Festa, Chairman and Chief Executive Officer; **Hudson La Force**, President and Chief Operating Officer; **Thomas E. Blaser**, Senior Vice President and Chief Financial Officer; **Elizabeth C. Brown,** Vice President and Chief Human Resources Officer; **Keith N. Cole,** Vice President, Government Relations and Environment, Health, and Safety; **Mark A. Shelnitz,** Vice President, General Counsel, and Secretary

4 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

Large End Markets; Many Growth Drivers

GRACE


Fuels
Furniture, Paint
Packaging
Emission Control
Automotive
Pipes
Pharmaceuticals
Cosmetics
Transportation Fuels
Coatings
Industrial
Plastics/ Petrochemicals
Consumer/ Pharmaceuticals
Refining Catalysts
Functional Additives
Polyolefin Catalysts
Processing Aids
Chemical Catalysts
Pharma RSM and AI
CATALYSTS TECHNOLOGIES
MATERIALS TECHNOLOGIES

RSM = Regulatory Starting Materials and AI = Advanced Intermediates

5 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

Catalysts Technologies | Refining Technologies

GRACE

Competitive Advantages

- Customer-focused, solutions-oriented approach
- Broad, highly-differentiated portfolio of products
- Industry-leading technical service
- Flexible manufacturing system
- Research leadership and innovation centered on customers' current and future needs

Key Customers

- Global public oil companies
- National (state-owned) oil companies
- Independent refining companies

Financial Highlights FY2016

- Catalyst Sales $1.2B
  - Fluid Catalytic Cracking 62%
- Catalysts Adj. Gross Margin 44.4%
- Catalysts Adj. EBITDA Margin 38.3%


FCC Catalysts
• Achieving maximum yields of most valuable refining products
• Providing optimal catalyst selection for refinery crude slates
Meeting refiners' needs and ensuring success
• Improving specific yields
• Enhancing product quality
• Reducing emissions
FCC Additives
ART Hydroprocessing Catalysts
• Fixed and ebulating bed resid
• Hydrocracking
• Distillates

6 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

7 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Value Delivered | Refining Technologies Customer Case Doubled Account Revenue with Tailored New Products Created a key account relationship with large refiner  Strategic alignment  Multiple touch points  Frequent interaction  Consistent messages  High, wide, deep relationships Refiner shared longer-term objectives—12-24 months in advance— and invited Grace to develop new products to meet them  Collaborative development  Showcased technical capabilities  Backed up field data with R&D, pilot plant testing  Enhanced technical service; frequent calls and visits  Gained deep understanding of refiner’s operations  Developed new products that exceeded the customer’s specifications  Latest product offering delivering up to $0.50 per BBL uplift in customer margin

Catalysts Technologies | Specialty Catalysts

GRACE

Competitive Advantages

- Customer-focused, solutions-oriented approach
- Broad, highly-differentiated portfolio of products
- Ability to develop and optimize catalyst properties to specific applications
- Flexible assets for the scale-up and production of commercial catalysts
- Wide range of analytical tools and testing for product and process improvements

Key Customers

- Global petrochemical companies
- National (state-owned) petrochemical companies
- Plastic resin producers

Financial Highlights FY2016

- Catalyst Sales $1.2B
    - Specialty Catalysts 38%
- Catalysts Adj. Gross Margin 44.4%
- Catalysts Adj. EBITDA Margin 38.3%


POLYOLEFIN Catalysts
• Polyethylene (PE) catalysts
• Polypropylene (PP) catalysts
• Catalyst supports
• Components
Catalyst performance is a combination of design, characterization, and manufacturing
CHEMICAL Catalysts
• Catalysts and supports
• Hydrogenation catalysts
• Technologies for alternative and traditional feedstock
PROCESS LICENSING
• UNIPOL® Proprietary Gas Phase Polypropylene Process Technology
• Simple to build, operate, and maintain

8 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

9 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Value Delivered | Specialty Catalysts Customer Case CONSISTA® PP Catalyst and Donor Adds Value, Opens Doors Our customer:  Commercialized a new resin line  Making more value-added products  Typically worth millions to our customers Grace:  Increased sales to this customer by 30% over the last three years  Positioned to secure new PP line to be built soon Value demonstrated to a new UNIPOL® PP licensee:  Multiple touch points in catalyst and polymer R&D and operations  Built high, wide, and deep relationships to support the sales process  Grace pilot plant demonstrated CONSISTA®’s superior operability  Validated the value delivered with samples produced at Grace and by other licensees demonstrating superior performing non-phthalate resin

10 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Core Materials And Manufacturing Expertise COATINGS CHEMICAL PROCESS  Strong technology base and market positions  Broad scope of industries with high value niches  Strong R&D knowledge and project management  Proven innovation in material sciences  Global footprint to support emerging regions growth Key Customers Competitive Advantages  Paint and coatings companies  Pharmaceutical companies  Consumer products companies  Plastics manufacturers • Process applications for tires and rubber, plastics, precision investment casting • Environmental catalysts • Adsorbents for petrochemical and natural gas processes and biofuels • Toothpaste abrasive and thickener • Free-flow agent, carrier or processing aid in food and personal care products • Pharmaceutical, life science applications Materials Technologies CONSUMER / PHARMA • Functional additives for matting and corrosion protection for industrial and consumer coatings • Media and paper products for ink jet coatings Financial Highlights FY2016  Materials Technologies Sales $435M  MT Adj. Gross Margin 39.6%  MT Adj. EBITDA Margin 28.4%

11 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Value Delivered | Materials Technologies Customer Cases A major consumer products company awarded Grace a strategic technical partnering relationship that is worth tens of millions today and is expected to provide many future opportunities across broad range of products. From material supplier to solutions provider to Strategic Technical Partner Sustained collaboration with pharma customer from pre- clinical to full commercialization of $B+ treatment. Delivered first lab-scale order then grew to manufacture commercial volumes. Market drivers:  Small Molecule Drug Growth  Big Pharma Outsourcing Development and Manufacturing  On-shoring for US Quality and IP Protection Supplying LUDOX® colloidal silica to a global leader in emission control catalysts. Secured multi-year agreement based on customer’s desire for secure, global supply. Market drivers:  Clean air standards  Diesel emission controls PHARMA Regulatory Starting Materials and Manufacturing Processes for Scale and Commercialization CONSUMER Ingredients INDUSTRIAL Emission Control Catalysts

Top Line Growth Drivers Over Next Five Years

GRACE


2016
Polyolefin Catalysts Acquisition
Middle East FCC Growth
Market Growth Across Segments
Commercial Excellence
New Products and Markets
Channel Management
2021

Note: graphic for illustrative purposes not drawn to scale

Refining Technologies
3% - 4% CAGR

- **Segment Growth:** 1% - 2% based on demand for transportation fuels, +1% based on demand for propylene
- **Middle East Volume and Capacity:** return to contracted run rate, new capacity in Abu Dhabi
- **Price:** new products, account development
- **Methanol to Olefins (MTO):** reaching ~30% installed capacity
- **ART:** regulatory standards accelerating growth in HPC market

Specialty Catalysts
6% - 8% CAGR

- **Segment Growth:** 4% - 5% growth based on global demand for plastics and customer asset utilization
- **New Product Growth / Acquisition:** outpaces segment growth by 1.5x
- **Licensing:** 2017/2018 cycle bottom; revenue pickup starts to approach 2015 levels
- **Capacity / Margin Expansion:** Single site PE catalysts plant expansion; margins to approach historical levels as capacity utilization increases

Materials Technologies
3% - 4% CAGR

- **Segment Growth:** 2% - 4% based on end market growth in coatings, consumer/ pharma, chemical process
- **New Products:** Invigorate pipeline with a focus on speed and execution
- **Channel Management:** bring new capabilities and drive growth across portfolio
- **Pharma Fine Chemicals:** execute growth programs and capacity expansion
- **Low Cost Expansion:** optimize network; supply chain optimization

Commercial Excellence: improve tools and work processes | **Key Account Management:** value-based selling

12 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

Five-Year Financial Framework

GRACE

2017 – 2021 Organic Framework

Sales Growth	4%-6% growth
Adjusted EBIT / DA	6%-8% growth
Adjusted EPS	>10% growth
Adjusted Free Cash Flow	4%-6% AFCF yield
Adjusted EBIT ROIC	25%-30%
Adjusted Effective Tax Rate	29%-34%
Adjusted Cash Tax Rate*	12%-15%

* In 2017 adjusted cash tax rate expected to be 8% - 10%

2017 – 2021 Capital Allocation Framework

Growth and Productivity	Capital investment to support growth (8%-10% of sales)
Bolt-on Acquisitions	Ability to deploy $1.0-$1.5B over time for strategic acquisitions
Dividends	Continue to grow dividend and yield
Share Repurchase	Programmatic plan; flexibility to be opportunistic
Net Leverage	Operate within 2x-3x Net Debt/Adj. EBITDA range

Solid Organic Growth...Plus Smart Acquisitions

13 Goldman Sachs Conference | May 16, 2017 W. R. Grace & Co. | Confidential

14 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Thank you. Tania Almond Investor Relations Officer +1 410.531.4590 | tania.almond@grace.com

15 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Our Businesses

16 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 16 © 2017 W. R. Grace & Co. Catalysts Technologies Polymer Catalysts 4-5% CAGR Refining Catalysts 2-4% CAGR Petrochemical Catalysts 2-4% CAGR $16 billion 2016 Financial Highlights  $1.2 billion sales  44.4% Adjusted Gross Margin  $445 million Adjusted EBITDA  38.3% Adjusted EBITDA margin Large Global Opportunity

17 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 $1,247 $1,162 $1,164 $445 $415 $445 35.7% 35.7% 38.3% 2014 2015 2016 Sales Adj EBITDA Adj EBITDA Margin $1,247 $1,227 Key Industries  Oil Refining  Polyolefins SC 38% FCC 62% North America 33% Emerging Regions 37% Developed Asia 9% Western Europe 21% Business Overview 17 © 2017 W. R. Grace & Co. Catalysts Technologies Financial Overview Product Offering 2016 Sales Key Strategies  Grow sales with technology oriented customers  Continue focus on growth regions  Develop new FCC profit pools and grow polyolefin catalysts  Curtail least profitable capacity in FCC  Support customer investment decisions with product and process technology  Build or buy required growth capacity By Product By Region Total $1.2b Fluid Catalytic Cracking (FCC)  FCC catalysts and additives for petroleum refiners Advanced Refining Technologies (ART)  Hydroprocessing catalysts Specialty Catalysts (SC)  Catalysts, supports, and technology licensing for polyolefins and specialty chemicals  Petrochemicals and Biochemicals Sales $1.2b $1,222 Constant currency

18 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 72% 66% < 60% 28% 34% > 40% 2009 2015 2020E Refining Technologies Specialty Catalysts ~10% CAGR A strong portfolio getting stronger with a more diversified earnings base Business Overview 18 © 2017 W. R. Grace & Co. Catalysts Technologies Application 2009 2016 R e fi n in g FCC HPC EB Resid HPC FB Resid HPC Distillate HPC Hydrocracking S p e c ia lt y Polyethylene (PE) Catalyst PE Catalyst Support Polypropylene (PP) Catalyst PP Process Technology Licensing - PE / PP Single Site Catalyst Chemical Catalysts F u tur e Zeolite Technology MTO Catalysts - Technology Leader Developing Position Strong Position Segment earnings mixing toward high growth Specialty Catalysts ~13% CAGR

19 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Completed Polyolefin Catalysts Acquisition Global Catalysts Manufacturing  Creates the world’s broadest portfolio of polypropylene and polyethylene catalysts technologies  Strengthens our ability to innovate as a strategic partner to our customers  Well-defined cost and operational synergies, increasing operational flexibility to optimize global manufacturing network  Expect to achieve full synergies by end of 2018 Flexibility, capability, process knowledge, and capacity Newly acquired sites © 2017 © 2017 W. R. Grace & Co. Acquisition Brings Strong Synergies #1 in Polyolefin Catalysts #2 in Polypropylene Process Technology Licensing The Leader in Polyolefin Catalysts and Licensing  Gas phase and bulk process PP and PE catalysts  Sixth-generation non-phthalate gas phase and bulk process PP catalysts  Catalysts optimized for UNIPOL® PP process  Chromium PE catalysts  Custom Ziegler-Natta PE and PP catalysts  Custom Single-Site PE and PP catalysts Broadest Catalysts Portfolio 2016 – Acquired BASF PO Catalyst business 2013 – Acquired UNIPOL business 2010 – Acquired Synthetech for single site and PP catalyst manufacturing 2006 – Acquired PP catalyst manufacturing capacity 2005 – Acquired single site technology for PE and PP catalysts 2002 – Acquired Z-N technology for PE and PP Track Record of Building Leadership Position

20 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 20 © 2017 W. R. Grace & Co. Materials Technologies Consumer/Pharma 3-5% CAGR Chemical Process 3-4% CAGR 2016 Financial Highlights  $0.4 billion sales  39.6% Adjusted Gross Margin  $124 million Adjusted EBITDA  28.4% Adjusted EBITDA margin $1.3 $6 billion Other 2-3% CAGR Coatings 2-4% CAGR Large Global Opportunity

21 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 $511 $466 $435 $128 $120 $124 25.1% 25.8% 28.4% 2014 2015 2016 Sales Adj EBITDA Adj EBITDA Margin $516 $491 Coatings 31% Chemical Process 33% Consumer/ Pharma 28% Other 8% North America 24% Emerging Regions 33% Developed Asia 5% Western Europe 38% Business Overview 21 © 2017 W. R. Grace & Co. Materials Technologies Financial Overview Product Offering Key Strategies  Grow new applications in high margin end uses  New product pipeline to sustain above market rate  Build or buy capacity for growth  Continue to expand geographic and end use diversification  Capitalize on regulatory changes driving growth in sustainable technologies Coatings  Functional additives across a broad range of specialized coatings applications Chemical Process  Adsorbents and surface modifiers for plastics, petrochemical, and other broad industrial end uses Consumer/Pharma  Processing aids and customized, high purity products for beverage, personal care, and pharmaceutical end uses 2016 Sales By End Market By Region Total $0.4b Total $0.4b $511 Constant currency Note: In 2016, we exited certain product lines that accounted for approx. $38M and $35M of Materials Technologies sales in 2014 and 2015 respectively.

22 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Business Overview 22 © 2017 W. R. Grace & Co. Materials Technologies Specialty Applications Semi-specialty Applications Commodity Applications Pro d u c t V alu e a n d D iff e re n tiatio n  ~70% of segment sales are generated from high-margin specialty applications  Continuous product innovation drives margin improvement  Products translate very well into high-growth emerging markets (No play zone) Product Strategy Focused on High-Value Specialty Applications

23 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Business Overview 23 © 2017 W. R. Grace & Co. Materials Technologies  Strong technology base and market positions  Broad scope of industries with high value niches  Strong application knowledge and technical service programs  Proven innovation in material sciences, instrumentation and laboratory consumables  Global footprint to support emerging regions growth Overview of Key Customers Key Competitive Advantages Products we use everyday  Paint and coatings companies  Pharmaceutical and biotech companies  Consumer products companies  Plastics manufacturers Furniture Coatings Emission Control Petrochemical Gas purification Personal Care Ingredients Pharma Manufacturing

24 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Business Overview 24 © 2017 W. R. Grace & Co. Materials Technologies – End Uses  Functional additives that provide matting effects in a variety of specialty coatings such as:  In wood coatings, to provide matting without impacting clarity or applications properties  In coil coatings, to provide matting without impact on film properties such as durability or chemical resistance  In high-performance architectural coatings, to provide superior film smoothness, burnish, and stain resistance  Environmentally friendly corrosion inhibitors providing corrosion protection for metal surface coatings  Specialty additives to enhance print quality in ink jet coatings applied to paper  Desiccant or moisture adsorption protection for moisture sensitive paints  In consumer applications:  In food and personal care products, as processing aids as free-flow agent or carrier  In edible oils, for purification; and in beer and other beverages, for stabilization  In toothpaste, as an abrasive or thickener that can carry medicinal ingredients  In Pharma applications, such as:  In chromatography, to provide chemical purification in drug discovery and production  In custom pharmaceutical intermediates, for oncology and other drug therapies  Surface modifiers for thin polymer films, to prevent inter-film adhesion without impacting clarity of food and consumer materials packaging  Molecular sieve adsorbents to remove moisture in a range of industrial gases including natural gas, cracked gas, and ethanol; also as a specialty desiccant in glass  Colloidal dispersions of silica which provide chemical inertness and heat resistance in precision investment castings and industrial catalysts  Processing aid in the production of edible oils and bio-diesel Coatings Chemical Process Consumer/Pharma

25 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Business Overview 25 © 2017 W. R. Grace & Co. Applications Basic Science Organic Chemicals MgCl2 Silica Silica Alumina Alumina Raney Metal BioPharma Chemical Catalysts Materials Technologies Polyolefin Catalysts Refining Catalysts Pharmaceutical Intermediates Molecular Sieve Adsorbents Coatings Additives Reinforcement / Binder Agents Chromatography Products Food/Beverage/Personal Care Processing Aids Surface Modifiers Catalyst Carriers Hydrogenation Catalysts Zeolite Catalysts Ebullating Bed Distillate Hydroprocessing Catalysts Fixed Bed Hydrocracking Fluid Cracking Catalysts FCC Additives Light Olefins Environmental UNIPOL® Licensing Chromium Catalysts Ziegler Natta Catalysts Single Site Catalysts Organometallic Components Polypropylene Catalysts Catalysts Technologies Materials Technologies Businesses Connected Through Materials Science

26 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Capital Allocation and Structure

27 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Capital Allocation and Structure 27 © 2017 W. R. Grace & Co. Disciplined Capital Allocation Approach Annual Business Planning Corporate Financial Planning Capital Allocation Decisions  Confirm leverage targets and liquidity requirements  Update company and business segment valuations  Establish long term sales, earnings, and cash flow targets  Determine R&D and plant maintenance requirements  Identify growth and productivity investment opportunities  Prioritize highest return investments above risk-adjusted return requirement  Dynamically manage capital allocation as conditions change and opportunities arise  Grow dividend, continue share repurchase Investments Acquisitions Return Cash to Shareholders 1 2 3

28 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Capital Allocation and Structure 28 © 2017 W. R. Grace & Co. Capital allocation focused on the highest expected return opportunities High Return Opportunities for Capital Allocation Synergistic, Bolt-on Acquisitions  Small bolt-ons: Returns as good as internal investments  Larger bolt-ons: Returns above risk- adjusted return requirement Share Repurchases and Dividends  Framed as an investment opportunity with an expected return requirement  Returned ~$1.5 billion to shareholders since 2014 including  $490 million warrant settlement equivalent to buying 10 million shares at $66/share (pre-spin value) Growth and Productivity Investments  Typically our best opportunities  High return projects in both segments  Large projects with returns >2x WACC

29 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Capital Allocation and Structure 29 © 2017 W. R. Grace & Co. Investing to Grow Top Line and Increase Shareholder Return  Adjusted Free Cash Flow  Optimal Net Leverage 2x-3x Adjusted EBITDA Reinvest in the Business Capital Investment Acquisitions Share Repurchases Dividends ~ 8-10% of sales High return opportunities in each segment Bolt-on opportunities with returns above risk adjusted requirements Completed polyolefin catalysts acquisition in 2Q16 Return Cash to Shareholders Programmatic share repurchase $0.21/share regular quarterly cash dividend, increased 24%

30 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Capital Allocation and Structure 30 © 2017 W. R. Grace & Co. Low leverage provides strategic, operational and financial flexibility Capital Structure Summary of Leverage Profile  ~$260 million available liquidity  ~$79 million in 2017 interest expense  Leverage provides flexibility for growth and investment Capital Structure 1 Assumes Adj. EBITDA at middle of 2017 outlook range 2 Total liquidity is cash plus available amount under US revolving credit facility (US$ in Millions) 3/31/2017 Net Leverage 1 Cash and cash equivalents $ 76 $300 million revolving credit facility 0 Term Loan B 488 5.125% Senior Notes due 2021 693 X 5.625% Senior Notes due 2024 296 X Other borrowings 79 x Total debt $ 1,556 2.9x Net Debt $ 1,479 2.8x Total Liquidity 2 $ 335

31 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Appendix

32 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 Appendix – Additional Information 32 © 2017 W. R. Grace & Co. Trademark Notices  GRACE®, ACHIEVE®, MIDAS® GOLD, MAGNAPORE®, CONSISTA®, SmART Catalyst System® (Stylized), SYLOID®, SYLOBLOC®, LUDOX®, SYLOBEAD®, CBA®, ADVA®, HEA2®, DCI®, are trademarks, registered in the United States and/or other countries, of W. R. Grace & Co.-Conn.  TALENT | TECHNOLOGY | TRUST™ is a trademark of W. R. Grace & Co.-Conn.  UNIPOL® is a trademark of The Dow Chemical Company or an affiliated company of Dow. W. R. Grace & Co.- Conn. and/or its affiliates are licensed to use the UNIPOL trademark in the area of polypropylene.  SIX SIGMA® is a trademark, registered in the United States and/or other countries, of Motorola, Inc.  This trademark list has been compiled using available published information as of the publication date of this brochure and may not accurately reflect current trademark ownership or status. © Copyright 2017 W. R. Grace & Co.-Conn. All rights reserved.

33 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 © 2017 W. R. Grace & Co. 33 Appendix: Definitions and Reconciliations of Non-GAAP Measures Non-GAAP Financial Terms Adjusted EBIT means income from continuing operations attributable to W. R. Grace & Co. shareholders adjusted for interest income and expense; income taxes; costs related to Chapter 11, and legacy product and environmental; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; income and expense items related to divested businesses, product lines, and certain other investments; gains and losses on sales of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; and certain other unusual or infrequent items that are not representative of underlying trends. Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. Adjusted Free Cash Flow means net cash provided by or used for operating activities from continuing operations minus capital expenditures plus cash flows related to Chapter 11, and legacy product and environmental; cash paid for restructuring and repositioning; capital expenditures related to repositioning; cash paid for third-party acquisition-related costs; and accelerated payments under defined benefit pension arrangements. Adjusted Earnings Per Share (EPS) means diluted EPS from continuing operations adjusted for costs related to Chapter 11, and legacy product and environmental; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; income and expense items related to divested businesses, product lines, and certain other investments; gains and losses on sales of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; certain other unusual or infrequent items that are not representative of underlying trends; and certain discrete tax items. Adjusted EBIT Return On Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. Adjusted Gross Margin means gross margin adjusted for pension-related costs included in cost of goods sold and the amortization of acquired inventory fair value adjustment. Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS and Adjusted Free Cash Flow do not purport to represent income or liquidity measures as defined under U.S. GAAP, and should not be considered as alternatives to such measures as an indicator of Grace's performance or liquidity. Grace uses Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. Grace uses Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of its strategic and operating decisions by excluding the earnings effects of the Chapter 11 proceedings, legacy product and environmental matters, restructuring and repositioning activities, divested businesses, and other items discussed above. Grace uses Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, and Adjusted EPS as performance measures and may use these measures in determining certain incentive compensation. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Grace also uses Adjusted Free Cash Flow as a performance measure in determining certain incentive compensation. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors and others understand the information Grace uses to evaluate the performance of its businesses. They distinguish the operating results of Grace's current business base from the costs of Grace's Chapter 11 proceedings, legacy product and environmental matters, restructuring and repositioning activities, divested businesses, and other items discussed above. These measures may have material limitations due to the exclusion or inclusion of amounts that are included or excluded, respectively, in the most directly comparable measures calculated and presented in accordance with U.S. GAAP and thus investors and others should review carefully the financial results calculated in accordance with U.S. GAAP.

34 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 © 2017 W. R. Grace & Co. 34 Appendix: Reconciliation of Non-GAAP Financial Measures (continued) Adjusted EBIT by Operating Segment: 2014 2015 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Catalysts Technologies segment operating income $ 378.3 $ 347.3 $ 367.8 $ 78.3 $ 87.5 $ 94.3 $ 107.7 $ 81.2 Materials Technologies segment operating income 101.7 96.9 104.0 20.6 28.0 26.4 29.0 24.8 Corporate costs (95.3) (79.9) (59.4) (13.2) (16.3) (14.9) (15.0) (16.1) Gain on termination and curtailment of postretirement plans related to current businesses 23.6 1.9 0.2 — — — 0.2 — Certain pension costs(B) (24.5) (20.4) (12.3) (3.1) (3.1) (3.1) (3.0) (3.1) Adjusted EBIT 383.8 345.8 400.3 82.6 96.1 102.7 118.9 86.8 (Costs) benefit related to Chapter 11, and legacy product and environmental, net (35.6) (6.1) (35.4) (4.4) (6.7) (13.1) (11.2) (2.1) Restructuring and repositioning expenses (4.3) (20.4) (38.6) (13.6) (9.4) (5.6) (10.0) (2.3) Third-party acquisition-related costs — — (2.5) — (2.5) — — — Amortization of acquired inventory fair value adjustment — — (8.0) — — (4.1) (3.9) — Pension MTM adjustment and other related costs, net (137.6) (30.5) (60.3) 0.2 0.7 0.2 (61.4) (1.9) Gain on sale of product line 0.2 — 1.7 — 0.7 — 1.0 — Income and expense items related to divested businesses 4.1 1.5 0.1 (0.3) 0.1 (0.1) 0.4 (0.3) Gain on termination and curtailment of postretirement plans related to divested businesses 15.9 2.6 0.3 — — — 0.3 — Loss on early extinguishment of debt — — (11.1) (11.1) — — — — Interest expense, net (121.9) (99.1) (80.5) (21.8) (19.4) (19.4) (19.9) (19.3) (Provision for) benefit from income taxes 12.4 (69.8) (59.0) (21.2) (21.5) (19.4) 3.1 (18.0) Income (loss) from continuing operations attributable to W. R. Grace & Co. shareholders $ 117.0 $ 124.0 $ 107.0 $ 10.4 $ 38.1 $ 41.2 $ 17.3 $ 42.9

35 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 © 2017 W. R. Grace & Co. 35 Appendix: Reconciliation of Non-GAAP Financial Measures (continued) Adjusted Free Cash Flow: Q1 2016 Q1 2017 Net cash provided by (used for) operating activities 74.3 35.9 Capital expenditures (34.4) (31.0) Free Cash Flow 39.9 4.9 Cash paid for Chapter 11, and legacy product and environmental 2.5 40.7 Cash paid for repositioning 29.0 0.6 Cash paid for restructuring 4.5 3.8 Capital expenditures related to repositioning 0.3 — Cash paid for third-party acquisition-related costs — — Cash paid for taxes related to repositioning 2.6 — Adjusted Free Cash Flow 78.8 50.0 Calculation of Adjusted EBIT Return On Invested Capital (trailing four quarters): Q4 2016 Q1 2017 Adjusted EBIT 400.3 404.5 Invested Capital: Trade accounts receivable 273.9 244.5 Inventories 228.0 234.1 Accounts payable (195.4) (199.7) 306.5 278.9 Other current assets (excluding income taxes) 32.0 37.7 Properties and equipment, net 729.6 740.2 Goodwill 394.2 394.9 Technology and other intangible assets, net 269.1 265.6 Investment in unconsolidated affiliate 117.6 124.9 Other assets (excluding capitalized financing fees) 34.9 31.2 Other current liabilities (excluding income taxes, legacy environmental matters, accrued interest, and restructuring) (144.4) (113.7) Other liabilities (excluding legacy environmental matters) (89.3) (90.3) Total invested capital 1,650.2 1,669.4 Adjusted EBIT Return On Invested Capital 24.3% 24.2%

36 W. R. Grace & Co. | Confidential Goldman Sachs Conference | May 16, 2017 © 2017 W. R. Grace & Co. 36 Appendix: Reconciliation of Non-GAAP Financial Measures (continued) Three Months Ended March 31, 2017 2016 (In millions, except per share amounts) Pre- Tax Tax Effect After- Tax Per Share Pre- Tax Tax Effect After- Tax Per Share Diluted earnings per share from continuing operations $ 0.63 $ 0.15 Restructuring and repositioning expenses $ 2.3 $ 0.8 $ 1.5 0.02 $ 13.6 $ 4.8 $ 8.8 0.12 Costs (benefit) related to Chapter 11, and legacy product and environmental, net 2.1 0.8 1.3 0.02 4.4 1.6 2.8 0.04 Loss on early extinguishment of debt — — — — 11.1 4.1 7.0 0.10 Pension MTM adjustment and other related costs, net 1.9 0.7 1.2 0.02 (0.2) (0.1) (0.1) — Income and expense items related to divested businesses 0.3 0.1 0.2 — 0.3 0.1 0.2 — Discrete tax items: Discrete tax items, including adjustments to uncertain tax positions 0.5 (0.5) (0.01) (13.9) 13.9 0.20 Adjusted EPS $ 0.68 $ 0.61